TeraWulf Announces December 2023 Production and Operations Updates Self-mined 334 BTC in December for a total of 3,401 BTC mined year-to-date Building 3 at Lake Mariner operationally ready with deployment of 18,500 S19j XP miners expected in February 2024 Planning for additional growth with construction of Building 4 already underway Expansion of existing HPC project supporting generative AI planned for 2024 Expect to repay approximately $14 million of debt with cash generated in Q4 2023, with an $11 million repayment expected in January 2024 EASTON, Md. – January 4, 2024 – TeraWulf Inc. (Nasdaq: WULF) (“TeraWulf” or the “Company”), owners and operators of vertically integrated, domestic bitcoin mining facilities powered by more than 91% zero-carbon energy, today provided an unaudited monthly production and operations update for December 2023. December 2023 Highlights • Self-mined 334 bitcoin in December with an average production rate of over 10 bitcoin per day. • Power cost averaged $11,212 per bitcoin self-mined, or approximately $0.038/kWh in December. • Building 3 at the Lake Mariner facility is operationally ready with energization of additional 18,500 S19j XP miners expected in February 2024. Construction of Building 4 is underway. • Expansion of existing high-performance computing (“HPC”) project supporting generative AI and large language model applications at the Lake Mariner facility, planned for 2024. • Expect to repay approximately $14 million of debt with cash generated in Q4 2023, with an $11 million expected repayment in January 2024, thereby reducing the Company’s future interest payments. Key Metrics 1 December 2023 Bitcoin Self-Mined 2 334 Value per Bitcoin Self-Mined 3 $42,436 Power Cost per Bitcoin Self-Mined 4 $11,212 1 The Company’s share of the earnings or losses from operations at the Nautilus Cryptomine facility is reflected within “Equity in net income (loss) of investee, net of tax” in the consolidated statements of operations. Accordingly, operating results of the Nautilus Cryptomine facility are not reflected in revenue, cost of revenue or cost of operations lines in TeraWulf’s consolidated statements of operations. The Company uses these metrics as indicators of operational progress and effectiveness and believes they are useful to investors for the same purposes and to provide comparisons to peer companies. All figures except Bitcoin Self-Mined are estimates and remain subject to standard month-end adjustments. 2 Includes BTC earned from profit sharing associated with a hosting agreement that expires in January 2024 at the Lake Mariner facility and TeraWulf’s net share of BTC produced at the Nautilus Cryptomine facility. 3 Computed as the weighted-average opening price of BTC on each respective day the Bitcoin Self-Mined is earned. 4 Excludes 5 BTC earned via hosting profit share that expires in January 2024.

Key Metrics 1 December 2023 Avg. Operating Hash Rate (EH/s) 5 5.0 Management Commentary “During December, the Company mined 334 bitcoin, a slight increase from November’s bitcoin production, due to continued improvement leveraging lower winter temperatures across both the Lake Mariner and Nautilus facilities, along with streamlined miner maintenance and healthy transaction fees,” said Sean Farrell, SVP of Operations at TeraWulf. “The Lake Mariner team also performed routine maintenance in December on the primary transformer that feeds approximately 4,700 miners. The 15-day outage included replacement of the tertiary bushings on the unit as a preventative measure to ensure long term reliability,” added Farrell. “The fourth quarter of 2023 demonstrated strong financial performance across our portfolio and generated meaningful free cash flow, which will be applied to reduce indebtedness,” said Patrick Fleury, Chief Financial Officer of TeraWulf. Production and Operations Update As previously announced, the Company completed substantial construction of Building 3 at the Lake Mariner facility in December, which houses an incremental 45 MW of capacity and brings operational infrastructure capacity at the Lake Mariner site to approximately 160 MW. The infrastructure expansion and pending deployment of the new 18,500 S19j XP bitcoin mining machines, anticipated in February 2024, is expected to increase the Company’s total self-mining hashrate by approximately 58% (from 5.0 EH/s to 7.9 EH/s). Planning is underway for additional growth at Lake Mariner with the construction of Building 4 underway. Upon planned completion in mid-2024, Building 4 is expected to bring TeraWulf’s total operational capacity to approximately 10 EH/s. Additionally, at the nuclear-powered Nautilus Cryptomine facility, TeraWulf has the option to add an additional 50 MW of bitcoin mining capacity, bringing the Company’s total capacity at the Nautilus facility to 100 MW. During December, the Company also announced that following the successful pilot of a compact (NVIDIA A100) GPU system to support generative AI and large language model applications, the Company has initially committed a 2 MW block of power at the Lake Mariner facility, capable of deploying thousands of latest generation GPUs, to support a larger HPC project expected in 2024. This project is aimed at diversifying the Company’s revenue streams by capitalizing on its infrastructure expertise to address the rapidly growing demand for GPU compute in the generative AI market. TeraWulf intends to continue leveraging its existing infrastructure to further push into the HPC and AI markets on a larger scale with compelling returns on capital. 5 While nameplate inventory as of December 31, 2023 for WULF’s two facilities was 5.5 EH/s, inclusive of gross total hosted miners, actual monthly hash rate performance depends on a variety of factors, including (but not limited to) performance tuning to increase efficiency and maximize margin, scheduled outages (scopes to improve reliability or performance), unscheduled outages, curtailment due to participation in various cash generating demand response programs, derate of ASICS due to adverse weather and ASIC maintenance and repair.

About TeraWulf TeraWulf (Nasdaq: WULF) owns and operates vertically integrated, environmentally clean bitcoin mining facilities in the United States. Led by an experienced group of energy entrepreneurs, the Company currently has two Bitcoin mining facilities: the wholly owned Lake Mariner facility in New York, and Nautilus Cryptomine facility in Pennsylvania, a joint venture with Cumulus Coin, LLC. TeraWulf generates domestically produced Bitcoin powered by 91% zero carbon energy resources including nuclear, hydro, and solar with a goal of utilizing 100% zero-carbon energy. With a core focus on ESG that ties directly to its business success, TeraWulf expects to provide industry leading mining economics at an industrial scale. Forward-Looking Statements This press release contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended. Such forward-looking statements include statements concerning anticipated future events and expectations that are not historical facts. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements. In addition, forward-looking statements are typically identified by words such as “plan,” “believe,” “goal,” “target,” “aim,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions, although the absence of these words or expressions does not mean that a statement is not forward-looking. Forward-looking statements are based on the current expectations and beliefs of TeraWulf’s management and are inherently subject to a number of factors, risks, uncertainties and assumptions and their potential effects. There can be no assurance that future developments will be those that have been anticipated. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors, risks, uncertainties and assumptions, including, among others: (1) conditions in the cryptocurrency mining industry, including fluctuation in the market pricing of bitcoin and other cryptocurrencies, and the economics of cryptocurrency mining, including as to variables or factors affecting the cost, efficiency and profitability of cryptocurrency mining; (2) competition among the various providers of cryptocurrency mining services; (3) changes in applicable laws, regulations and/or permits affecting TeraWulf’s operations or the industries in which it operates, including regulation regarding power generation, cryptocurrency usage and/or cryptocurrency mining, and/or regulation regarding safety, health, environmental and other matters, which could require significant expenditures; (4) the ability to implement certain business objectives and to timely and cost-effectively execute integrated projects; (5) failure to obtain adequate financing on a timely basis and/or on acceptable terms with regard to growth strategies or operations; (6) loss of public confidence in bitcoin or other cryptocurrencies and the potential for cryptocurrency market manipulation; (7) adverse geopolitical or economic conditions, including a high inflationary environment; (8) the potential of cybercrime, money- laundering, malware infections and phishing and/or loss and interference as a result of equipment malfunction or break-down, physical disaster, data security breach, computer malfunction or sabotage (and the costs associated with any of the foregoing); (9) the availability, delivery schedule and cost of equipment necessary to maintain and grow the business and operations of TeraWulf, including mining equipment and infrastructure equipment meeting the technical or other specifications required to achieve its growth strategy; (10) employment workforce factors, including the loss of key employees; (11) litigation relating to TeraWulf, RM 101 f/k/a IKONICS Corporation and/or the business combination; and (12) other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission (“SEC”). Potential investors, stockholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they were made. TeraWulf does not assume any obligation to publicly update any forward-looking statement after it was made, whether as a result of new information, future events or otherwise, except as required by law or regulation. Investors are referred to the full discussion of risks and uncertainties associated with forward-looking statements and the discussion of risk factors contained in the Company’s filings with the SEC, which are available at www.sec.gov. Company Contact: Jason Assad Director of Corporate Communications assad@terawulf.com (678) 570-6791